ASPENBIO, INC. ANNUAL MEETING
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
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[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                 ASPENBIO, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)


     ---------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     (1)  Amount previously paid:
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



April 5, 2004


To Our Shareholders:

     You are cordially invited to the Annual Meeting of Shareholders (the "Meeting") of AspenBio, Inc. (the "Company") to be held at the Company's principal office, 1585 S. Perry Street, Castle Rock, Colorado, 80104 on Wednesday, May 5, 2004 at 10:00 a.m. local time.

     The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

     Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.


     WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                                     Sincerely,


                                     Roger D. Hurst, President

                                 ASPENBIO, INC.
                              1585 S. Perry Street
                           Castle Rock, Colorado 80104
                                 (303) 794-2000


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 5, 2004



April 5, 2004

To the Shareholders of  AspenBio, Inc.:

     The Annual Meeting of Shareholders (the "Meeting") of AspenBio, Inc., a Colorado corporation (the "Company") will be held at the Company's principal office, 1585 S. Perry Street, Castle Rock, Colorado, 80104 on Wednesday, May 5, 2004 at 10:00 a.m. local time, for the purpose of considering and voting upon proposals to:

     1. Elect four directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

     2. Adopt an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 shares to 30,000,000 shares.

     3. Adopt an amendment to the 2002 Stock Incentive Plan to increase the number of shares reserved under the Plan from 900,000 to 1,500,000.

     4. Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

     The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on Friday, April 2, 2004 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

     EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                   BY ORDER OF THE BOARD OF DIRECTORS,


                                   Roger D. Hurst, President

                                 AspenBio, Inc.
                              1585 S. Perry Street
                           Castle Rock, Colorado 80104
                                 (303) 794-2000


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 5, 2004


April 5, 2004

To Our Shareholders:

     This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of AspenBio, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's principal office, 1585 S. Perry Street, Castle Rock, Colorado, 80104 on Wednesday, May 5, 2004 at 10:00 a.m. local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Shareholders (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about April 5, 2004.


                               GENERAL INFORMATION

Solicitation

     The enclosed proxy is being solicited by the Company's Board of Directors. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

     Holders of shares of AspenBio, Inc. common stock (the "Common Stock"), at the close of business on Friday, April 2, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 10,482,031 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share.

     The presence, in person or by proxy, of holders of one-third of the shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

     As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote on the matter is required to approve Proposals Two and Three. As to these proposals, a shareholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposal. These proposals shall be determined without regard to broker non-votes or proxies marked "ABSTAIN" as to each matter.

     The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

Voting and Revocability of Proxies

     Shares of Common Stock represented by all properly executed proxies received at the Company's transfer agent by Thursday, May 1, 2004 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the slate of directors described herein; "FOR" adoption of the amendment to the Articles Incorporation of the Company as described herein; and "FOR" adoption of the amendment to the 2002 Stock Incentive Plan as described herein. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

     The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The number of shares outstanding of the Company's common stock at March 15, 2004, was 10,482,031. The following tables sets forth the beneficial ownership of the Company's Common Stock as of March 15, 2004 by each Director and each Executive Officer of the Company, by all Directors and Executive Officers as a group, and sets forth the number of shares of Common Stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of Common Stock. To the knowledge of the Directors and Executive Officers of the Company, as of March 15, 2004, there are no persons and/or companies who or which beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to all outstanding shares of the Company, other than as set forth below.


------------------------------------------------- ------------------- ---------
         Name and Address                           Number of Shares   Percent
------------------------------------------------- ------------------- ---------
Cambridge Holdings, Ltd. (1)                             933,704           9%
106 S. University, No. 14
Denver, CO  80209
------------------------------------------------- ------------------- ---------
Roger D. Hurst(2)                                       3,896,757        37.2%
1585 South Perry Street
Castle Rock, CO  80104
------------------------------------------------- ------------------- ---------
Gregory Pusey (3)                                       1,273,704        12.2$
106 S. University, No. 14
Denver, CO  80209
------------------------------------------------- ------------------- ---------
Gail S. Schoettler (4)                                   115,000          1.1%
11855 East Daley Circle
Parker, CO  80134
------------------------------------------------- ------------------- ---------
Douglas I. Hepler (5)                                    100,000          1.0%
815 Cliff Dr.
McLeansville, NC 27301
------------------------------------------------- ------------------- ---------
Jeffrey G. McGonegal (6)                                 275,500          2.6%
1585 S. Perry Street
Castle Rock, CO  80104
------------------------------------------------- ------------------- ---------
Cathy Landmann (7)                                       585,060          5.6%
1585 South Perry Street
Castle Rock, CO 80104
------------------------------------------------- ------------------- ---------
All Officers and Directors as a Group (6 persons)      5,660,961         54.0%
------------------------------------------------- ------------------- ---------

(1)  Includes warrants to purchase 430,000 shares.
(2)  2,250,000 shares are subject to a voting agreement, as described below.
(3) Includes 85,802 shares held by his wife and their children. Mr. Pusey disclaims beneficial ownership of these shares. Also includes the following holdings of Mr. Pusey: (i) warrants to purchase 150,000 shares, (ii) warrants to purchase 100,000 shares and (iii) 503,704 shares and warrants to purchase 430,000 shares held by Cambridge. Mr. Pusey is President, a director and principal shareholder of Cambridge.
(4)  Includes options to purchase 100,000 shares.
(5) Includes options to purchase 100,000 shares at $1.50 per share with a ten year term issued in March of 2004.
(6)  Includes options to purchase 260,000 shares.
(7) Includes 42,530 shares held in a trust (the MCL trust) in which Ms. Landmann and her husband are the beneficial owners.

     On June 18, 2003 Roger Hurst entered into a voting agreement with the Company whereby he has agreed to vote 2,250,000 shares of the common stock owned by him in proportion to the vote of all other shares combined that are voted on any issue presented to the shareholders. Other than this voting agreement, management is not aware of any arrangements or agreements pledging securities which could in the future result in a change of control of the Company.


                                   MANAGEMENT

     Executive officers of the Company are elected by the Board of Directors, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.

     The following table sets forth the names and ages of all executive officers and directors whose terms will not expire prior to the Annual Meeting, and all persons nominated to serve as directors and the positions and offices that each person hold with the Company:

------------------------- ---- ------------------------------------------------
Name                      Age  Position
------------------------- ---- ------------------------------------------------
Roger D. Hurst            53   President, Chief Executive Officer and Director
------------------------- ---- ------------------------------------------------
Gregory Pusey             51   Secretary and Director
------------------------- ---- ------------------------------------------------
Gail S. Schoettler        60   Director
------------------------- ---- ------------------------------------------------
Douglas I.  Hepler        57   Director
------------------------- ---- ------------------------------------------------
Jeffrey G. McGonegal      52   Chief Financial Officer
------------------------- ---- ------------------------------------------------

Roger D. Hurst, the founder of AspenBio, has served as President and Chief Executive Officer, and as a director, since our formation in July 2000. From 1988 to the sale of the antigen business from Vitro Diagnostics, Inc. to AspenBio, Mr. Hurst served as the President and Chief Executive Officer of the Vitro Diagnostics. Mr. Hurst holds a bachelor's degree from Nebraska Wesleyan University.

Gregory Pusey is the President of Advanced Nutraceuticals, Inc., a publicly-held company engaged in manufacturing and marketing of vitamins and nutritional supplements. Mr. Pusey has been associated with Advanced Nutraceuticals, Inc. and its predecessors since 1997. Since 1988, Mr. Pusey has been the President and a director of Cambridge Holdings, Ltd., a publicly-held real estate development firm. Mr. Pusey is also a director of A4S Technologies, Inc., a provider of hardware and software products, and has served as President of Livingston Capital, Ltd. since 1987, a venture capital firm. Mr. Pusey holds a B.S. degree in finance from Boston College. Mr. Pusey became a director of AspenBio in February 2002.

Gail S. Schoettler served as a U.S. Ambassador from 1999 to 2000, Colorado Lt. Governor from 1995 to 1999, and Colorado State Treasurer from 1987 to 1995. She was a trustee of the Public Employees Retirement Association, Colorado's $27 billion pension fund, for eight years. Ambassador Schoettler was a founder and director of two banks and currently helps manage her family's ranching, vineyard and real estate businesses. She speaks internationally on politics and business and writes a column for The Denver Post. She is a trustee of several non-profit organizations and the recipient of the French Chevalier of the Legion of Honor, France's highest civilian award. Ambassador Schoettler is also a director of CancerVax Corporation, AirGate PCS, Inc., and Fischer Imaging Corp. She earned her BA with honors in economics from Stanford University and her MA and PhD in history from the University of California at Santa Barbara. Ambassador Schoettler became a director of AspenBio in August 2001.

Douglas I. Hepler, Ph.D., joined the Company's Board of Directors in March of 2004. Dr. Hepler is currently Vice President of Research and Development for IDEXX Pharmaceuticals, Inc., a wholly owned subsidiary of IDEXX Laboratories, Inc. Dr. Hepler is responsible for the overall technical leadership of the Pharmaceutical Division of IDEXX Pharmaceuticals, Inc. Dr. Hepler was also the Co-founder and Executive Vice President of Blue Ridge Pharmaceuticals, Inc. before its sale to IDEXX Laboratories, Inc. in 1998. While at Blue Ridge Pharmaceuticals Dr. Hepler was instrumental in the development and FDA registration of Acarexx, Iverhart Plus, PZI Vet, Facilitator, Navigator, Pyrantel and CyFly. Prior to Blue Ridge Pharmaceuticals, Dr. Hepler was instrumental in the development and FDA registration of Interceptor, Program and Sentenial while at Novartis Animal Health.

Jeffrey G. McGonegal became Chief Financial Officer of the Company in June 2003. He spends a significant amount of time on Company projects. Mr. McGonegal also serves as Senior Vice President - Finance of Advanced Nutraceuticals, Inc., a publicly-held company engaged in manufacturing and marketing of vitamins and nutritional supplements. Since 1997, Mr. McGonegal has served as Managing Director of McGonegal and Co., a company engaged in providing accounting and business consulting services. From 1974 to 1997, Mr. McGonegal was an accountant with BDO Seidman LLP. While at BDO Seidman LLP, Mr. McGonegal served as managing partner of the Denver, Colorado office. Mr. McGonegal is a member of the board of directors of The Rockies Venture Club, Inc. and Colorado Venture Centers, Inc. He received a B.A. degree in accounting from Florida State University.

Meetings of the Board and Committees
------------------------------------

     The Company's Board of Directors held six meetings during the Company's year ended December 31, 2003, and three additional meetings through the date of this Proxy Statement. Such meetings consisted of consent Directors' minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone. The Company does not have a formal policy with regard to board members' attendance at annual meetings, but encourages them to attend shareholder meetings. All directors then serving attended our last annual meeting of shareholders.

     There is no arrangement or understanding between any Director and any other person pursuant to which any person was selected as a Director.

     Directors of the Company are not paid for their services as such. The directors are reimbursed for all expenses incurred by them in attending board meetings.

Committees
----------

     Audit Committee: The Company has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The following persons serve on our audit committee: Gregory Pusey and Gail Schoettler. Mr. Pusey is not independent, although Ms. Schoettler is independent. The Company defines "independent" as that term is defined in Rule 4200(a)(15) of the Nasdaq listing standards.

     The audit committee was formed on December 22, 2003, and therefore held no formal meetings during the year ended December 31, 2003, and one meeting subsequently through the Record Date. Both members of that committee attended the meeting in person or by telephone. The Board of Directors has adopted a written charter for the audit committee. The audit committee has not yet designated its audit committee financial expert. The audit committee charter is available on our website at www.aspenbioinc. com and is attached hereto.

     The following constitutes the report the audit committee has made to the Board of Directors and, when read in connection with the Audit Committee Charter, generally describes the functions performed by the audit committee:

                          REPORT OF THE AUDIT COMMITTEE
                   To the Board of Directors of AspenBio, Inc.

     Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report on our financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors that, in connection with the financial statements for the year ended December 31, 2003, we have:

     o reviewed and discussed the audited financial statements with management and the independent accountants;
     o    approved the appointment of the independent accountants;
     o discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as modified by SAS 89 and SAS 90; and
     o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent accountant the accountant's independence.

Based on the discussions and our review discussed above, we recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2003 be included in the Company's 2003 Annual Report to Shareholders on Form 10-KSB for that fiscal year.

                             Respectfully submitted,
                      The Audit Committee of AspenBio, Inc.
                              Gregory Pusey, Chair
                             Gail Schoettler, Member

     Compensation Committee: The Company's entire Board of Directors fulfills the duties of the compensation committee, which include reviewing and making recommendations regarding compensation of executive officers. While the Company hopes to establish a separate compensation committee consisting of independent directors once the number of directors is expanded, the current size of the Company's Board of Directors does not facilitate the establishment of a separate committee. Our Compensation Committee charter was adopted by the board of directors on March 17, 2004.

     Nominating Committee: The entire Board of Directors fulfills the duties of our Nominating Committee ("Nominating Committee"), which include overseeing the process by which individuals may be nominated to our board of directors. While the Company hopes to establish a separate nominating committee consisting of independent directors once the number of directors is expanded, the current size of the Company's Board of Directors does not facilitate the establishment of a separate committee. Our Nominating Committee's charter was adopted by the board of directors as of on March 17, 2004, and is available on our web site at www.aspenbioinc.com.

     The functions performed by the Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders.

     The Nominating Committee considers nominees proposed by our shareholders. To recommend a prospective nominee for the Nominating Committee's consideration, you may submit the candidate's name by delivering notice in writing to AspenBio, Inc. c/o Nominating Committee Chair, Gail Schoettler, via email at gailschoettler@msn.com or via first class U.S. mail, at AspenBio, Inc., 1585 S. Perry Street, Castle Rock, CO 80104.

         A shareholder nomination submitted to the nomination committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company by the date mentioned in the most recent proxy statement under the heading "Proposal From Shareholders" as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

     (i) The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;

     (ii) The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;

     (iii) The name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the "proposed nominee") together with information regarding such person's education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information.

     (iv) Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K. (v) Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K).

     (vi) Information regarding the share ownership of the proposed nominee required by Item 403 of Regulation S-K.

    (vii) Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of Regulation S-K.

   (viii) The signed consent of the proposed nominee in which he or she
          a. consents to being nominated as a director of the Company if selected by the nominating committee,
          b. states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement;
          c. states whether the proposed nominee is "independent" as defined by Nasdaq Marketplace Rule 4200(a)(15); and d. attests to the accuracy of the information submitted pursuant to paragraphs (i),
               (ii), (iii), (iv), (v), (vi), and (vii), above.

     Although the information may be submitted by fax, e-mail, mail, or courier, the nominating committee must receive the proposed nominee's signed consent, in original form, within ten days of making the nomination.

     When the information required above has been received, the nominating committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs.

     The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Nominating Committee will:

     1. Establish criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board of Directors: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. The Nominating Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of the Company.

     2. Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership.

     3. Receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Nominating Committee and applicable laws.

     The Nominating Committee has held zero formal meetings and taken one action by unanimous written consent through the Record Date. On March 19, 2004 by unanimous consent the Nominating Committee nominated all four directors currently serving on our board of directors to stand for reelection.

     The Company has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. Within a reasonable time before we began to print and mail this proxy statement and related materials, neither the Company nor the Company's Nominating Committee has received a recommended nominee from any shareholder that beneficially own more than 5% of the Company's common stock or group of shareholders that beneficially own more than 5% of the Company's common stock.

Shareholder Communication with the Board of Directors

     The Company values the views of its shareholders (current and future shareholders, employees and others). Accordingly, the Board of Directors established a system through its Audit Committee to receive, track and respond to communications from shareholders addressed to the Company's Board of Directors or to its Non-Management Directors. Any shareholder who wishes to communicate with the Board of Directors or the Non-Management Directors may write to:

Gregory Pusey
Chair, Audit Committee
c/o AspenBio, Inc.
1585 S. Perry Street
Castle Rock, CO 80104
email address: yesupg@msn.com

     The chair of the Audit Committee is the Board Communications Designee. He will review all communications and report on the communications to the chair of the Nominating Committee, the full Board or the Non-Management Directors as appropriate. The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant Board source.

Code of Ethics

     On December 22, 2003, the Board of Directors adopted a code of ethics that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our Code of Ethics establishes standards and guidelines to assist the directors, officers, and employees in complying with both the Company's corporate policies and with the law and is posted at our website www.aspenbioinc.com and is attached hereto as Appendix C.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company's year ended December 31, 2003, and as of March 24, 2004 there were no Directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5.


                             EXECUTIVE COMPENSATION

Compensation and other Benefits of Executive Officers
-----------------------------------------------------

     The following table sets out the compensation received for the fiscal years ended December 31, 2003, 2002 and 2001 in respect to each of the individuals who were the Company's chief executive officer at any time during the last fiscal year and the Company's four most highly compensated executive officers whose total salary and bonus exceeded $100,000 (the "Named Executive Officers").

                                               SUMMARY COMPENSATION TABLE

            FISCAL YEAR COMPENSATION                                              LONG TERM COMPENSATION

                                                                         Awards                            Payouts
                                                                                        Restricted
                                                                                          Shares
     Name and                                                                               or                 All other
Principal Position                                                   Securities under    Restricted    LTIP      Compen
------------------            Salary(1)  Bonus     Other Annual       Option/SARs          Share     Payouts   -sation
                      Year       ($)       ($)     Compensation          Granted            Units       ($)        ($)
                      ----       ---       ---     ------------          -------            -----       ---      -------
Roger D. Hurst,       2003     64,500       0           0                  0                 0          0          0
Chief Executive       2002     72,000       0           0                  0                 0          0          0
Officer, Secretary    2001     64,800       0           0                  0                 0          0          0
and Director

Agreements with Management
--------------------------

We do not have contracts with our management except that on June 18, 2003 Roger Hurst entered into a voting agreement with the Company whereby he has agreed to vote 2,250,000 shares of the common stock owned by him in proportion to the vote of all other shares combined that are voted on any issue presented to the shareholders.


Option Grants To Officers
Fiscal Year End Option Values
-----------------------------

No stock option grant table or year-end option table is included in this report because none of our named executive officers holds any options to purchase our common stock.


Aggregated Option/SAR Exercised in Last Financial Year and Fiscal Year-End
--------------------------------------------------------------------------
Option/SAR Values.
-----------------
         None.

Compensation of Directors.
--------------------------

     Our directors do not currently receive any cash compensation from us for their services as members of the Board of Directors. In August 2001, we issued options to each of Bruce F. Deal, a former director of the Company, and Gail S. Schoettler, to purchase 100,000 shares of our common stock at $1.00 per share during a five-year period. In January of 2004, we issued options to Gregory Pusey to purchase 100,000 shares at $1.21 per share with a ten year term. In March of 2004, we issued options to Douglas I. Hepler to purchase 100,000 shares at $1.50 per share with a ten year term.


Benefit Plans.
--------------

2002 Stock Incentive Plan

In April 2002, we adopted our 2002 Stock Incentive Plan. The purpose of the plan is to promote our interests and the interests of our shareholders by providing participants a significant stake in our performance and providing an opportunity for the participants to increase their holdings of our common stock. The plan is administered by the Option Committee, which consists of the Board or a committee of the Board, as the Board may from time to time designate, composed of not less than two members of the Board, each of whom shall be a director who is not employed by us. The Option Committee has the authority to select employees and consultants (which may include directors) to receive awards, to determine the number of shares of common stock covered by awards and to set the terms and conditions of awards. The plan authorizes the grant of options to purchase up to 900,000 shares of our common stock. We currently have outstanding options to purchase 500,000 shares. The options are exercisable in annual installments of one third each at prices ranging from $1.00 to $1.25 per share for a term of ten years. In addition to stock options, we may also offer a participant a right to purchase shares of common stock subject to such restrictions and conditions as the Option Committee may determine at the time of grant. Such conditions may include continued services to us or the achievement of specified performance goals or objectives. No common stock has been issued pursuant to the plan.

     We are proposing an amendment to 2002 Stock Incentive Plan to increase from 900,000 to 1,500,000 the shares of common stock reserved under the plan.


Transactions with Management and Others and Certain Business Relationships
--------------------------------------------------------------------------

     We were organized in July 2000 to purchase the antigen business from Vitro Diagnostics, Inc. The initial capital to complete this purchase and for the startup for our operations was provided primarily by our President and principal shareholder, Roger D. Hurst. Mr. Hurst received 4,861,737 shares of our common stock in consideration of a cash contribution of $470,000. Mr. Hurst received a promissory note for the $400,000 loaned by him to us. On April 1, 2002, we made an Amended and Restated Promissory Note to Mr. Hurst in the amount of $267,501, payable with interest of 8% per annum, in installments, with all amounts due on April 30, 2005. We may prepay the note at any time without penalty. Mr. Hurst is the holder of approximately 13% of the outstanding common stock of Vitro Diagnostics, but has no involvement in the management of Vitro Diagnostics.

     Prior to August 1, 2001, we operated as an S Corporation and our shareholders were taxed on their proportionate share of our taxable income. We made a distribution in connection with our S Corporation status to all of our shareholders. We agreed with Roger Hurst not to pay Mr. Hurst his $29,755 distribution and we have made a promissory note to him on April 1, 2002 in that amount which is payable, with interest at 8% per annum, on April 30, 2005. We may prepay the note at any time without penalty.

     To accommodate our growth, we purchased land in Castle Rock, Colorado, in 2002 and constructed our new facility which opened in 2003. In order to facilitate the purchase, Mr. Hurst has loaned to us $625,000 and we have made a promissory note to Mr. Hurst in that amount which is payable, with interest at 8% per annum on May 5, 2004. We may prepay the note at any time without penalty.

     In connection with our land purchase and facility construction, we borrowed $3,250,000 from a bank which bank also required that we obtain an additional $350,000 to be pledged to the bank and a guaranty of $200,000 (the "Guarantee") of the loan amount. Cambridge Holdings, Ltd. ("Cambridge") provided the Guaranty and we issued a note in that amount to Cambridge and a three year warrant to purchase 100,000 shares of our common stock at $1.50 per share. We agreed to register these shares for Cambridge at Cambridge's request between September 30, 2002 and June 30, 2005.

     In November 2000 we leased laboratory equipment and issued a note to a leasing company for $280,000. The note requires monthly payments of $9,053 and we are current on our obligations. The note has been personally guaranteed by Mr. Hurst. We have no obligation to compensate Mr. Hurst for his guarantee of the laboratory equipment lease. At December 31, 2002, the remaining principal balance on this note was $77,941. We have a line of credit which is also guaranteed by Mr. Hurst. At December 31, 2002, the balance outstanding was $33,072. In 2003 we obtained and additional $250,000 revolving line of credit with a bank, of which $101,280 is outstanding.

     In 2001, we sold 300,000 shares of our common stock in a private offering to nine persons for a total of $300,000. Bruce F. Deal and Gail S. Schoettler, who were then directors of the Company and members of their immediate families, purchased an aggregate of 90,000 shares of the 300,000 shares in this offering on the same terms as other investors.

     In connection with the 2001 private offering, we sent an investor rights declaration regarding piggyback registration and other rights to the purchasers. We also prematurely issued stock certificates to these purchasers prior to filing amended articles of incorporation with the Colorado Secretary of State to increase our authorized shares of common stock. We subsequently filed the amended articles. We also offered to rescind the purchases by refunding the purchase price plus 10% and requested return of the stock certificates and an Amended Investors Rights Declaration. Of the nine purchasers, one purchaser of 50,000 shares accepted the offer of rescission and we paid him $55,000. All of the other purchasers entered into the Amended Investors Rights Declaration which clarifies that we will include their shares in any registration statement we file between September 30, 2002 and June 30, 2007. In March 2002, we resold the 50,000 shares from the rescinded purchaser to the wife and father-in-law of our director, Gregory Pusey, at $1.25 per share, or a total of $62,500.

     We have issued to each of Mr. Deal and Ms. Schoettler options to purchase 100,000 shares of our common stock at $1 per share for a five-year term. Mr. Deal resigned as a director in April 2002.



                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee selected the independent accounting firm of Gelfond Hochstadt Pangburn, P.C. ("GHP") with respect to the audit of our financial statements for the year ended December 31, 2003. A representative of GHP is not expected to be present at the Annual Meeting.

     On December 20, 2002, the Company dismissed Larry O'Donnell, CPA, P.C. ("O'Donnell") as the Company's principal accountant. The decision to change accountants was approved by the Board of Directors of the Company.

     The reports of O'Donnell on the financial statements of the Company for either of the two years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company does not believe there were disagreements with O'Donnell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of O'Donnell would have caused O'Donnell to make reference to the subject matter of the disagreements in connection with the Company's disclosure of its change in accountants.

     On December 20, 2002 the Company engaged GHP as the Company's certifying accountants to audit the financial statements of the Company for its year ended December 31, 2002. During the years ended December 31, 2001 and 2000, and the interim period prior to its agreement to engage GHP as the company's principal accountants, neither the Company nor anyone on its behalf had consulted GHP on:
(i) the application of any accounting principles to any transaction (completed or proposed); or (ii) the type of audit report that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement or reportable event as such terms are defined in Item 304 of Regulation S-B of the Securities Act.

     The Company delivered a copy of its disclosure on the change in accountants to O'Donnell and GHP and requested O'Donnell and GHP to furnish letters to the Company stating whether O'Donnell and GHP, respectively, agreed with the disclosure. Both O'Donnell and GHP provided letters to the Company stating their agreement with the statements disclosed by the Company.

     Audit Fees. Our principal accountant, GHP, billed us aggregate fees in the amount of approximately $55,609 for the year ended December 31, 2003 and approximately $5,000 for the year ended December 31, 2002. These amounts were billed for professional services that GHP provided for the audit of our annual financial statements, review of the financial statements included in our report on 10-QSB, review of our securities offerings and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     Our previous principal accountant, O'Donnell, billed us aggregate fees in the amount of approximately $12,785 for the year ended December 31, 2002. These amounts were billed for professional services that O'Donnell provided for review of the financial statements included in our report on 10-QSB, review of our securities offerings and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for year.

     Audit-Related Fees. GHP billed us aggregate fees in the amount of $52,800 for the years ended December 31, 2003 and 2002 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

     O'Donnell billed us aggregate fees in the amount of $12,785 for the year ended December 31, 2003 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

     Tax Fees. We did not incur fees for the year ended December 31, 2003 and for the year ended December 31, 2002 for tax compliance, tax advice, and tax planning.

      Financial Information Systems Design and Implementation Fees. We do not have an information system or a local area network. Moreover, we do not have a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole, nor did we engage our principal accountant to design, develop or implement any such system.

     All Other Fees. GHP billed us aggregate fees in the amount of $7,809 for the years ended December 31, 2003 and 2002 for other fees. O'Donnell billed us aggregate fees in the amount of $0 for the year ended December 31, 2002 for other fees.

     The audit committee has considered the information described in "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above and believes that it is compatible with maintaining the principal accountant's independence.

     Our principal accountant (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.

     The pre-approval policies and procedures of the audit committee are described in the Audit Committee Charter. The audit committee pre approved 100% of the services described under "Tax Fees." No pre-approval was required under "Audit-Related Fees" and "All Other Fees" as no services were performed by GHP and no fees incurred.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     The Board of Directors is nominating the four current Directors for reelection. The number of Directors on the Company's Board of Directors has been established under the Bylaws of the Company as four directors. Each Director serves for a one year term or until his successor is elected and qualified.

Nominees for Election of Directors
----------------------------------

     The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the four nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Gregory Pusey, Roger Hurst, Gail Schoettler and Douglas Hepler will each hold office a term of one year, until their successors are duly elected or appointed or until their earlier death, resignation or removal.

     The Board of Directors recommends a vote "FOR" the election of Messrs. Pusey, Hurst and Hepler and Ms. Schoettler to the Board of Directors. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' slate of nominees. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election. At this time, the Board knows of no reason why any nominee might be unavailable to serve.


                                  PROPOSAL TWO
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                            TO INCREASE THE NUMBER OF
                        SHARES OF AUTHORIZED COMMON STOCK

     The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation to increase the number of shares of authorized common stock from 15,000,000 shares to 30,000,000 shares.

Background and Discussion of Proposed Amendment

     The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to ensure that an adequate supply of authorized unissued shares is available for general corporate needs. With respect to the Company's authorized capital: (i) 10,482,031 shares of Common Stock were outstanding on the March 15, 2004; (ii) an additional 1,500,000 shares of authorized Common Stock have been or will be reserved for issuance under the 2002 Incentive Stock Plan if the amendment to the Plan (Proposal Three in this Proxy Statement) is approved; and (iii) approximately 3,330,000 shares of authorized common stock have been reserved for issuance under outstanding options and warrants. The Company entered into an agreement with some of its holders of options and warrants pursuant to which the holders have agreed not to exercise the option or warrant unless and until the Company increases its authorized common stock. Therefore, the Company does not have sufficient authorized shares of common stock available to meet current needs and any additional financing needs. The additional authorized shares of Common Stock will be used for existing options and warrants, for raising additional capital for the operations of the Company or acquiring other businesses, and may also be used for such purposes as future stock dividends or stock splits. Except for the issuance of shares and warrants in connection the Company's need to raise additional capital, there are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized. Such shares would be available for future issuance without further action by the shareholders, unless required by the Company's Articles of Incorporation or Bylaws or by applicable law.

     Anti-Takeover Effects. The issuance of additional shares of Common Stock by the Company may also potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. The increase in authorized shares of common stock has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

     Dilutive Effects. The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock. The actual effect on the holders of common stock cannot be ascertained until the shares of common stock are issued in the future. However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Vote Required and Recommendation of Board

     Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote. The Board of Directors recommends that shareholders vote "For" the proposed amendment to the Articles of Incorporation.

                                 PROPOSAL THREE
            ADOPTION OF AN AMENDMENT TO THE 2002 INCENTIVE STOCK PLAN

     On April 3, 2002, the Board of Directors of the Company adopted the 2002 Incentive Stock Plan (the "Plan"), under which a maximum of 900,000 shares of Common Stock were reserved to be issued under a "Right to Purchase" or upon the exercise of options ("Options"). The Plan includes: (i) options intended to qualify as "incentive stock options" ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-incentive stock options which are not intended to qualify as Incentive Options ("Non-Incentive Options"); and (iii) shares issuable under a "Right to Purchase."

     On March 5, 2004, the Board of Directors of the Company adopted an amendment to the Plan (the "Amendment") increasing the maximum number of shares reserved under the Plan from 900,000 to 1,500,000.

     Shareholder approval of the Amendment is sought to qualify it under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "Act"), and thereby render certain transactions under it exempt from certain provisions of
Section 16 of the Act, and to permit the issuance of Options which will qualify as Incentive Options pursuant to the Code.

     The Plan is intended to provide incentives to officers, directors, employees and other persons, including consultants and advisers, who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it. The Board of Directors believes that this also will help to align the interests of the Company's management and employees with the interests of shareholders. The terms of the Plan concerning the Incentive Options and Non-Incentive Options are substantially the same except that only employees of the Company are eligible to receive Incentive Options; employees and other persons are eligible to receive Non-Incentive Options. The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of Incentive Options and/or Non-Incentive Options that may be granted reduces the number of Rights to Purchase which may be granted, and vice versa. There is no present intent to issue Options under the Plan to management.

     The following table sets forth summary information as to options granted under the Plan:

       -------------------------------- ----------------- ---------------------
       Name and Position                Dollar Value      Number of Options
       -------------------------------- ----------------- ---------------------
       Roger D. Hurst                         0                  0
       Gregory Pusey                          *            100,000
       Jeffrey G. McGonegal                   *            200,000
       -------------------------------- ----------------- ---------------------
       Executive Group                        *            300,000
       -------------------------------- ----------------- ---------------------
       Non-Executive Director Group           0                  0
       -------------------------------- ----------------- ---------------------
       Non-Executive  Officer Employee        *            200,000
       Group
       -------------------------------- ----------------- ---------------------

       * = Not determinable

Administration of the Plan

     The Plan is administered by the Committee, which may consist of either (i) a committee, composed of at least two non-employee directors, appointed by the Company's Board of Directors, or (ii) if no Committee has been appointed, the Company's Board of Directors.

     In addition to determining who will be granted Options or Rights to Purchase, the Committee has the authority and discretion to determine when Options and Rights to Purchase will be granted and the number of Options and Rights to Purchase to be granted. The Committee also may determine a vesting and/or forfeiture schedule for Rights to Purchase and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan. The Committee may determine the purchase price of the shares of Common Stock covered by each Option and determine the Fair Market Value per share. The Committee also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

     The Committee also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it.

Eligibility

     Participants in the Plan may be selected by the Committee from employees, officers and directors of, and consultants and advisors to, the Company and its subsidiary and affiliated companies. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the Plan.

     The grant of Options or Rights to Purchase under the Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient's employment, although a specific grant of Options or Rights to Purchase may provide that termination of employment or cessation of service as an employee, officer, director, or consultant may result in forfeiture or cancellation of all or a portion of the Rights to Purchase, the underlying restricted stock, or Options.

Adjustment

     In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Rights to Purchase, and in the exercise price and in the number of shares subject to each outstanding Option. The Committee also may make provisions for adjusting the number of Rights to Purchase or underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company's outstanding Common Stock. Options and Rights to Purchase may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation; or in the alternative, the Committee may take no action and provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee.

Other Provisions

     The exercise price of any Incentive Option granted under the Plan must be no less than 100% of the "fair market value" of the Company's Common Stock on the date of grant. Any Incentive Option granted under the Plan to a person owning more than 10% of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the Fair Market Value per share on the date of grant. The exercise price of an Option may be paid in cash, or if the exercise price exceeds $5,000, then in shares of the Company's Common Stock with a fair market value equal to the exercise price of the Option.

Income Tax Consequences of the Plan

     The Incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options. The exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for Incentive Options. This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

     Non-Incentive Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he or she is granted a Non-Incentive Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Incentive Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Incentive Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with the respect to the deemed compensation.

     With respect to Rights to Purchase, generally, a grantee will recognize as ordinary income the fair market value of the restricted stock received upon purchasing the shares to the extent the Fair Market Value exceeds the purchase price.

Vote Required; Recommendation of the Board of Directors

     Proposal Three requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote.

     The Board of Directors recommends that shareholders vote "FOR" the adoption of the Amendment, as it provides a means of compensating [management and employees] of the Company without utilizing the Company's cash resources. Moreover, the Board of Directors believes that the Amendment will better align the interests of the Company's employees, officers, directors, consultants and advisors with the interests of the Company's shareholders by providing for increased share ownership which will provide an additional incentive for those persons to work for the success of the Company and to maximize shareholder value. In addition, the Board of Directors believes that the Amendment provides an incentive for those persons to put forth maximum efforts for the Company's success in order to maximize the value of the compensation provided to them through the Rights to Purchase and Options.



                          ANNUAL REPORT TO SHAREHOLDERS

     Included with this Proxy Statement is the Company's 2003 Annual Report on Form 10-KSB for the year ended December 31, 2003.

                                  OTHER MATTERS

     Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.


                              SHAREHOLDER PROPOSALS


AspenBio expects to hold its next annual meeting of shareholders in May 2005. Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to AspenBio Inc., Attention: Corporate Secretary, 1585 S. Perry Street, Castle Rock, Colorado, 80104 and we must receive the proposals by February 1, 2005. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After February 1, 2005, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

                                            BY ORDER OF THE BOARD OF DIRECTORS:


                                            ASPENBIO, INC.
                                            Roger D. Hurst, President

                                      PROXY

                                 ASPENBIO, INC.
                              1585 S. Perry Street
                           Castle Rock, Colorado 80104
                                 (303) 794-2000


                  ANNUAL MEETING OF SHAREHOLDERS - May 5, 2004

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of AspenBio, Inc. hereby constitutes and appoints Gregory Pusey and Roger Hurst, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of Common Stock and/or standing in the name of the undersigned at the Annual Meeting of Shareholders to be held at the Company's principal office, 1585 S. Perry Street, Castle Rock, Colorado 80104 on Wednesday, May 5, 2004, at 10:00 a.m. local time, and at any adjournment or adjournments thereof, upon the following:

     Proposal One: To elect the following four persons as directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified:

      Gregory Pusey              For /  /      Withhold Authority to vote /  /
      Roger D. Hurst             For /  /      Withhold Authority to vote /  /
      Gail S. Schoettler         For /  /      Withhold Authority to vote /  /
      Douglas I. Hepler          For /  /      Withhold Authority to vote /  /


     Proposal Two: Approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 30,000,000 shares:

                For /  /            Against /  /              Abstain /  /

     Proposal Three: Approval of an amendment to the 2002 Incentive Stock Plan, pursuant to which the number of reserved shares will be increased from 900,000 to 1,500,000.

                For /  /            Against /  /              Abstain /  /

     In their discretion, the Proxy is authorized to vote upon such other business as lawfully may come before the Meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

     Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.

Date:  _______________________

                                     -------------------------------------
                                     Signature(s)


                                     Address if different from that on envelope:

                                     -------------------------------------
                                     Street Address

                                     -------------------------------------
                                     City, State and Zip Code


Please check if you intend to be present at the meeting: _____

                                                                      APPENDIX A


            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                                 ASPEN BIO INC.

I.   Audit Committee Purpose

     The purpose of the Audit Committee (the "Committee") is to oversee the processes of accounting and financial reporting of Aspen Bio, Inc. (the "Company") and the audits and financial statements of the Company. The Committee's primary duties and responsibilities are to:

     A. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     B. Monitor the independence and performance of the Company's independent auditors and the Company's accounting personnel.

     C. Provide an avenue of communication among the independent auditors, management, the Company's accounting personnel, and the Board of Directors.

     D.   Appoint the independent auditors to be employed by the Company.

     E.   Discuss the scope of the independent auditors' examination.

     F.   Review the financial statements and the independent auditors' report.

     G.   Review areas of potential significant financial risk to the Company.

     H.   Monitor compliance with legal and regulatory requirements.

     I. Solicit recommendations from the independent auditors regarding internal controls and other matters.

     J.   Make recommendations to the Board of Directors.

     K.   Perform other related tasks as requested by the Board of Directors.

     The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     A. The Committee shall be comprised of three or more directors as determined by the Board. Each member of the Committee shall meet the independence and experience requirements of the listing rules of any securities exchange or association in which the Company's securities are traded and the rules and regulations of the Securities and Exchange Commission (the "SEC"). All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee must have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background that results in the member's financial sophistication, including being or having been a CEO or CFO or other senior officer with financial oversight responsibilities.

     B. Committee members shall be appointed by the Board after due consideration of the recommendations of the Corporate Governance and Nominating Committee, and the Board may designate a Chair. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership. The Board may, at any time and at its complete discretion, replace a Committee member.

     C. The Committee shall meet (either in person or telephonically) at least four times each fiscal year and more often if the Committee, at its discretion, deems this desirable. The Committee shall meet, at it's discretion, with management, the Company's chief accountant, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     D. The Committee shall review and reassess the adequacy of this Charter on an annual basis and submit proposed changes to the Board for approval.


III. Audit Committee Responsibilities and Duties

     Review Procedures
     -----------------

     A. Review the Company's annual audited financial statements prior to distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     B. In consultation with the management, the independent auditors, and the Company's chief accountant, consider the integrity of the Company's financial reporting processes and controls, including any major issues as to the adequacy of the Company's internal controls, and any special steps adopted in light of material control deficiencies. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the Company's chief accountant together with management's responses.

     C. The Committee shall review with the management and the independent auditor any correspondence with regulators and any published reports that raise material issues regarding the Company's accounting policies.

     Independent Auditors
     --------------------

     A. The Committee shall have the sole authority to appoint or replace the independent auditor. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolutions of disagreements between management and the independent auditor regarding final reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee. The Committee shall approve in advance the provision by the independent auditors of all services to the Company whether or not related to the audit.

     B. The Committee shall obtain, review and discuss reports from the independent auditor regarding (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor and the reasons for favoring that treatment; and (3) other material written communications between the independent auditor and Company management, such as any management letter or schedule of unadjusted differences.

     C. The Committee shall assure the regular rotation of the lead audit partner as required by Section 10A(j) of the Securities Exchange Act of 1934 ( the "Exchange Act").

     D. The Committee shall assure that hiring policies for employees or former employees of the independent auditor are consistent with
          Section 10A(l) of the Exchange Act.

     E. The Committee shall discuss with the independent auditor and then disclose the matters required to be discussed and disclosed by SAS 61, including any difficulties the independent auditor encountered in the course of the audit work, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

     F. The Committee shall ascertain annually from the independent auditor whether the Company has issues under Section 10A(b) of the Exchange Act.

     Accounting Department and Legal Compliance
     ------------------------------------------

     The Committee shall:

     A. Review the personnel activities and qualifications of the Company's accounting personnel, as needed.

     B. Review the appointment and performance of the chief accountant, and review financial and accounting personnel succession planning with the Company.

     C. Review significant reports prepared by the Company's chief accountant together with management's response and follow-up to these reports.

     D. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     E. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     F. The Committee shall review the CEO and CFO's disclosure and certifications under Sections 302 and 906 of the Sarbanes-Oxley Act.

     Other Audit Committee Responsibilities
     --------------------------------------

     A. Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

     B. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     C. The Committee has the powers and responsibilities delineated in this Charter. It is not, however, the Committee's responsibility to prepare and certify the Company's financial statements, to guarantee the independent auditor's report, or to guarantee other disclosures by the Company. These are the fundamental responsibilities of management and the independent auditor. Committee members are not full-time company employees and are not performing the functions of auditors or accountants.

                                    * * * * *

                                                                      APPENDIX B


                          Nominating Committee Charter
                                     of the
                      Board of Directors of AspenBio, Inc.


     The role of the Nominating Committee of the Board of Directors of AspenBio, Inc. ("AspenBio") shall be fulfilled by the entire AspenBio Board of Directors until the Board of Directors amends this charter to establish a separate committee. Any reference in this charter to "committee" shall mean the entire Board of Directors.

     The purpose of this committee shall be to assist the board in identifying qualified individuals to become board members, in determining the composition of the board of directors and its committees, in monitoring a process to assess board effectiveness and in developing and implementing AspenBio's corporate governance guidelines.

Authority and Responsibilities

     In furtherance of this purpose, the committee shall have the following authority and responsibilities:

1. To lead the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for shareholder approval at the annual meeting. The committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders.

2. To review the board of directors' committee structure and to recommend to the board for its approval directors to serve as members of each committee. The committee shall review and recommend committee positions annually and shall recommend additional committee members to fill vacancies.

3. To review recommendations received from shareholders for persons to be considered for nomination to the board of directors, and to designate a member of the nominating committee to receive such communications directly from shareholders, and to publish the name, fax number, and e-mail address of such person on the AspenBio's website.

4. To develop and recommend to the board of directors for its approval a set of corporate governance guidelines. The committee shall review the guidelines from time to time, as it deems appropriate, and recommend changes as necessary.

5. To develop and recommend to the board of directors for its approval an annual self-evaluation process of the board and its committees. The Committee shall oversee the annual self-evaluations.

6. To review and recommend changes to procedures whereby shareholders may communicate with the board of directors.

     The committee shall have the authority to delegate any of its responsibilities to subcommittees as the committee may deem appropriate in its sole discretion. The committee shall have the authority to retain a search firm to assist in identifying director candidates, and to retain outside counsel and any other advisors as the committee may deem necessary in its sole discretion.

Actions and Recommendations

     In carrying out its responsibilities under its charter, the Nominating Committee is required to:

     (a) Establish criteria for selection of potential directors, taking into consideration the following desired attributes: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. The Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of AspenBio.
     (b) Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership.
     (c) Receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Nominating Committee and applicable laws.
     (d) Oversee the process for conducting background checks on new candidates for Board membership, including the process of validating candidate credentials.
     (e) Establish criteria for the evaluation of existing directors and the re-election or removal of directors based on the needs of AspenBio.
     (f) Review the qualifications, performance and independence of existing Board members and make recommendations whether they should stand for reelection.
     (g)  Recommend to the Board the removal of a director where appropriate.
     (h) Recommend to the Board, a slate of nominees for the next annual meeting of stockholders.
     (i) Recruit, in consultation with the Chairman of the Board, those candidates for Board membership that are approved by the Board.
     (j)  Oversee the orientation process for new directors.

     The committee shall report its actions and recommendations to the board after each committee meeting and shall conduct and present to the board an annual performance evaluation of the committee. The committee shall review the adequacy of this charter from time to time as it deems appropriate and, if applicable, recommend changes to the board for approval.

Shareholder Recommendations

     The nominating committee will consider all recommendations from any person (or group) who has (or collectively if a group have) held more than 5% of AspenBio voting securities for longer than one year. Shareholders desiring to submit recommendations to the nominating committee should submit the following information in writing or by e-mail addressed to the following person:

      AspenBio, Inc. c/o Nominating Committee Chair, Gail Schoettler, via email at gailschoettler@msn.com or via first class U.S. mail, at AspenBio, Inc., 1585 S. Perry Street, Castle Rock, CO 80104.

     The information submitted to the nomination committee must include at least the following (and can include such other information the person submitting the recommendation desires to include), and must be submitted to AspenBio by the date mentioned in the most recent proxy statement under the heading "Proposal From Shareholders" as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

     (i) The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;
     (ii) The number of shares and description of AspenBio voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;
    (iii) The name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the "proposed nominee") together with information regarding such person's education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information.
     (iv) Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K.
     (v) Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K).
     (vi) Information regarding the share ownership of the proposed nominee required by Item 403 of Regulation S-K. (vii) Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of Regulation S-K.
   (viii) The signed consent of the proposed nominee in which he or she

     a. consents to being nominated as a director of AspenBio if selected by the nominating committee,
     b. states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement;
     c. states whether the proposed nominee is "independent" as defined by Nasdaq Marketplace Rule 4200(a)(15); and
     d. attests to the accuracy of the information submitted pursuant to paragraphs (i), (ii), (iii), (iv), (v), (vi), and (vii), above.

Although the information may be submitted by fax, e-mail, mail, or courier, the nominating committee must receive the proposed nominee's signed consent, in original form, within ten days of making the nomination.

When the information required above has been received, the nominating committee will evaluate the proposed nominee based on the criteria described above, with the principal criteria being the needs of AspenBio and the qualifications of such proposed nominee to fulfill those needs.

                                                                      APPENDIX C

                                 ASPENBIO INC.
                                 CODE OF ETHICS

              Principles Governing Professional and Ethical Conduct

It is the policy of AspenBio Inc. (the "Company") that the Company's Board of Directors, Chief Executive Officer, Chief Financial Officer, principal accounting officer and controller (or persons performing similar functions) and all employees adhere to, advocate and promote the following principles:


     o Loyalty to the interests of our shareholders, customers, suppliers, fellow employees, strategic partners and other business associates;
     o Honest and ethical conduct in any action, practice or course of conduct within the Company or with its business partners;
     o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
     o Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the "SEC") and other public communications made by the Company; and
     o    Compliance with laws, rules and regulations applicable to the Company.

Conflicts of interest

     o Insiders (directors, officers and employees of the Company) shall maintain a high degree of integrity in the conduct of the Company's business and maintain independent judgment. Each insider must avoid any activity or personal interest that creates, or reasonably appears to create, a conflict between his/her interests and the interests of the Company. A conflict of interest arises any time such a person has a duty or interest that may conflict with the proper and impartial fulfillment of such person's duties, responsibilities or obligations to the Company, such as:

          o    Making an investment that may affect his/her business decisions;
          o Owning a meaningful financial interest in, or being employed by, an organization that competes with or whose interests could reasonably be expected to conflict with those of the Company;
          o Owning a meaningful interest in, or being employed by, an organization that does, or seeks to do, business with the Company
          o Making a decision on a matter where such person's self-interests may reasonably call into question the appropriateness of the decision;
          o Being employed by or accepting compensation from any other person as a result of business activity or prospective business activity affecting the Company;

     o No insider shall direct, or seek to direct, any Company business to any business enterprise in which the insider or his or her family member has a meaningful ownership position or serves in a leadership capacity
     o No insider shall seek or accept for his or her self or for any family member any favors, preferential treatment, special benefits, gifts, loans or other consideration as a result of such insider's association with a business associate or with the company, except those customary and usual benefits directly provided by a business associate of the company. The foregoing, however, does not prohibit receipt of gifts from business associates that are of nominal value consistent with accepted business practices.

Corporate Opportunities and Transactions with Business Associates

     o Insiders and their family members must not profit, directly or indirectly, due to their position in the Company to the detriment, or at the expense, of the Company or any of its business associates. No insider shall take for his or her own advantage any business opportunity for profit, which he or she learns about as a result of his or her position with the Company.

Confidentiality

          o No insider or family member shall discuss with, or inform others about, any actual or contemplated business transaction by the Company or any business associate except as required in the performance of the Insider's employment duties and then only for the benefit of the Company of the Business Associate, as appropriate, and in no event for personal gain or for the benefit of any other third party.
          o No insider or family member shall give any information to any third party about any pending or proposed business transaction of the Company or its business Associates unless expressly authorized to do so by the Company's Chief Executive Officer.
          o No insider or family member other than the Company's Chief Executive Officer, Chief Financial Officer or Chairman of the Board may discuss the Company or its business associates with any member of the press or media except with the prior authorization of the compliance officer.

Document Retention

          The company will comply fully with all laws and regulations relating to the retention and preservation of records. All insiders shall comply fully with the Company's policies regarding the retention and preservation of records. Under no circumstances may Company records be destroyed selectively or maintained outside Company premises or designated storage facilities.

          If the existence of a subpoena or impending government investigation becomes known to an insider, he or she must immediately contact the chief executive officer and the chair of the audit committee. Insiders must retain all records and documents that may be responsive to a subpoena or pertain to an investigation.

Reporting and Treatment of Violations

Persons who become aware of suspected violations of this Code should report such suspected violations promptly to the Chairman of the Company's Audit Committee of the Board of Directors. To assist in the response to or investigation of the alleged violation, the report should contain as much specific information as possible to allow for proper assessment of the nature, extent and urgency of the alleged violation. Without limiting the foregoing, the report should, to the extent possible, contain the following information:

          o the alleged event, matter or issue that is the subject of the alleged violation;
          o    the name of each person involved;
          o if the alleged violation involves a specific event or events, the approximate date and location of each event; and

          o any additional information, documentation or other evidence available relating to the alleged violation.

The Audit Committee shall have the power to monitor, investigate, make determinations and recommend action to the Board of Directors with respect to violations of this Code. In determining whether a violation of this Code has occurred, the Audit Committee may take into account:

          o    the nature and severity of the violation;
          o whether the violation was a single occurrence or involved repeated occurrences;
          o whether the violation appears to have been intentional or inadvertent;
          o whether the person in question had been advised prior to the violation as to the proper course of action;
          o whether the person in question had committed other violations in the past; and
          o such other facts and circumstances as the Audit Committee shall deem advisable in the context of the alleged violation.

Consequences of Violations

If a violation is substantiated, the Board of Directors, upon the recommendation of the Audit Committee, may impose such sanctions or take such actions as it deems appropriate, including, but not limited to, the following:

          o Disciplinary action (including censure, re-assignment, demotion, suspension or termination);
          o Pursuit of any and all remedies available to the Company for any damages or harm resulting from a violation, including injunctive relief; and
          o Referral of matters to appropriate legal or regulatory authorities for investigation and prosecution.

Requests for Waivers and Changes in Code

A waiver of a provision of this Code shall be requested whenever there is reasonable likelihood that a contemplated action will violate the Code. Any waiver (including an implicit waiver) that constitutes a material departure from a provision of this Code shall be publicly disclosed on a timely basis, to the extent required by applicable rules and regulations of the SEC. In addition, any amendments to this Code (other than technical, administrative or other non-substantive amendments) shall be publicly disclosed on a timely basis, to the extent required by applicable rules and regulations of the SEC.

Every director and employee is required to sign this policy.

I have received, read and understand this policy -

Signed_______________________________, Date______________________

Name_________________________________ Employee [  ]   Director [  ]